UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ARCA BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

MMMMMMMMMMMM    +  C 1234567890   000004   MMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________  MMMMMMMMM  MR A SAMPLE  Online DESIGNATION (IF ANY) ADD 1  Go to www.investorvote.com/ABIO or scan the ADD 2  QR code — login details are located in the  ADD 3  shaded bar below.  ADD 4 ADD 5  ADD 6   Votes submitted electronically must be received by 1:00 a.m., Mountain Time, on   December 10, 2019.   Important Notice Regarding the Availability of Proxy Materials for the ARCA biopharma, Inc. Shareholder Meeting to be Held on December 10, 2019  Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:    Easy Online Access — View your proxy materials and vote.  Step 1: Go to www.investorvote.com/ABIO. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.  When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.   Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before November 30, 2019 to facilitate timely delivery.  2NOT COY +  03521B

Shareholder Meeting Notice  ARCA biopharma, Inc.’s Annual Meeting of Shareholders will be held on December 10, 2019 at Denver Marriott Westminster, 7000 Church Ranch Blvd, Westminster, Colorado 80021, at 9:00 a.m. Mountain Time. Directions to the annual meeting are available at www.arcabio.com  Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.  The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2-3 and ONE YEAR for Proposal 4. 1.  Election of Directors: 01 -Dr. Linda Grais 02 -Dr. Anders Hove   2.  To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2019.   3.  To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement.   4.  To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.    PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.   Here’s how to order a copy of the proxy materials and select delivery preferences:  Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.  —  Internet – Go to www.investorvote.com/ABIO.   —  Phone – Call us free of charge at 1-866-641-4276.   —  Email – Send an email to investorvote@computershare.com with “Proxy Materials ARCA biopharma, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.    To facilitate timely delivery, requests for a paper copy of proxy materials must be received by November 30, 2019.